UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009 (November 30, 2009)

VERINT SYSTEMS INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-49790	11-3200514
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

In connection with the preparation of Verint Systems Inc.’s (the “Company”) financial statements, the Company is finalizing the evaluation of its goodwill and related intangibles in accordance with SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS No. 142”) and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).  While the information to be included in the financial statements is not yet final, on November 30, 2009, the Company determined that goodwill and intangible assets in its Video Intelligence business associated with its acquisition of the networked video security business of MultiVision Intelligence Surveillance Limited (“MultiVision”) and goodwill and intangible assets in its workforce optimization performance management consulting business associated with its acquisitions of (i) the Opus Group, LLC (“Opus”), (ii) CM Insight Limited (“CM Insight”), and (iii) the performance management consulting business acquired in its acquisition of Witness Systems, Inc (“Witness”) have become impaired. The Company believes the impairment charges are primarily due to the global economic downturn resulting in lower demand for the Company’s products as well as changes in business strategy related to both its video security business in the Asia Pacific market and its performance management consulting service. As such, there is uncertainty with respect to the Company’s ability to realize these assets in the future.

The Company has estimated that the non-cash impairment charges related to its Video Intelligence business (its MultiVision acquisition) for the years ended January 31, 2007, 2008 and 2009 will be in the ranges of $13 million to $26 million, $5 million to $22 million, and up to $14 million, respectively. The Company has estimated that the non-cash impairment charges related to its Workforce Optimization performance management consulting business (the Opus, CM Insight and a portion of the Witness acquisitions) for the years ended January 31, 2007, 2008 and 2009 will be in the ranges of $2 million to $4 million, $10 million to $18 million, and $10 million to $21 million, respectively. The total estimated non-cash impairment charges for the acquisitions identified above for the years ended January 31, 2007, 2008 and 2009, together represent less than ten percent (10%) of the Company’s consolidated estimated goodwill and other intangible assets and less than six percent (6%) of consolidated estimated total assets as of January 31, 2009. These impairment charges, once finalized, will be reflected in the Company’s consolidated financial statements for the fiscal years ended January 31, 2007, January 31, 2008, and January 31, 2009.

Item 7.01 Regulation FD Disclosure

On December 3, 2009, the Company issued a press release announcing an update to the timing of its financial statements filings. A copy of this press release is attached as Exhibit 99.1 hereto. Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: December 3, 2009

	By:	/s/ Douglas Robinson

	Name: Title:	Douglas Robinson Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated December 3, 2009.